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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                              SPECTRIAN CORPORATION

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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1  ACCOUNTING AND OTHER TERMS...............................................4

2  LOAN AND TERMS OF PAYMENT................................................4
   2.1      Credit Extensions...............................................4
   2.2      Interest Rate, Payments.........................................5
   2.3      Fees............................................................5

3  CONDITIONS OF LOANS......................................................5
   3.1      Conditions Precedent to Initial Credit Extension................5
   3.2      Conditions Precedent to all Credit Extensions...................6

4  CREATION OF SECURITY INTEREST............................................6
   4.1      Grant of Security Interest......................................6

5  REPRESENTATIONS AND WARRANTIES...........................................6
   5.1      Due Organization and Authorization..............................6
   5.2      Collateral......................................................6
   5.3      Litigation......................................................6
   5.4      No Material Adverse Change in Financial Statements..............7
   5.5      Solvency........................................................7
   5.6      Regulatory Compliance...........................................7
   5.7      Subsidiaries....................................................7
   5.8      Full Disclosure.................................................7

6  AFFIRMATIVE COVENANTS....................................................8
   6.1      Government Compliance...........................................8
   6.2      Financial Statements, Reports, Certificates.....................8
   6.3      Inventory; Returns..............................................8
   6.4      Taxes...........................................................8
   6.5      Insurance.......................................................8
   6.6      Primary Accounts................................................9
   6.7      Financial Covenants.............................................9
   6.8      Further Assurances..............................................9

7  NEGATIVE COVENANTS.......................................................9
   7.1      Dispositions....................................................9
   7.2      Changes in Business, Ownership, Management
              or Business Locations.........................................9
   7.3      Mergers or Acquisitions.........................................9
   7.4      Indebtedness...................................................10
   7.5      Encumbrance....................................................10
   7.6      Distributions; Investments.....................................10
   7.7      Transactions with Affiliates...................................10
   7.8      Subordinated Debt..............................................10
   7.9      Compliance.....................................................10

8  EVENTS OF DEFAULT.......................................................10
   8.1      Payment Default................................................10
   8.2      Covenant Default...............................................11
   8.3      Material Adverse Change........................................11
   8.4      Attachment.....................................................11
   8.5      Insolvency.....................................................11

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   8.6      Other Agreements...............................................11
   8.7      Judgments......................................................11
   8.8      Misrepresentations.............................................11

9  BANK'S RIGHTS AND REMEDIES..............................................12
   9.1      Rights and Remedies............................................12
   9.2      Power of Attorney..............................................12
   9.3      Accounts Collection............................................12
   9.4      Bank Expenses..................................................13
   9.5      Bank's Liability for Collateral................................13
   9.6      Remedies Cumulative............................................13
   9.7      Demand Waiver..................................................13

10 NOTICES.................................................................13

11 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..............................13

12 GENERAL PROVISIONS......................................................14
   12.1     Successors and Assigns.........................................14
   12.2     Indemnification................................................14
   12.3     Time of Essence................................................14
   12.4     Severability of Provision......................................14
   12.5     Amendments in Writing, Integration.............................14
   12.6     Counterparts...................................................14
   12.7     Survival.......................................................14
   12.8     Confidentiality................................................14
   12.9     Effect of Amendment and Restatement............................15
   12.10    Attorneys' Fees, Costs and Expenses............................15

13 DEFINITIONS.............................................................15
   13.1     Definitions....................................................15

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         This AMENDED AND RESTATED LOAN AND SECURITY  AGREEMENT  dated August 9,
1999, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and SPECTRIAN CORPORATION ("Borrower"), whose address is 350 W. Java Drive, Sunnyvale, California 94089.


                                    RECITALS

         A. Bank and Borrower are parties to that certain Loan Agreement, dated December 1, 1997, as amended (collectively, the "Original Agreement").

         B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein.


                                    AGREEMENT

         The parties agree as follows:

1        ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms
"including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2        LOAN AND TERMS OF PAYMENT

2.1      Credit Extensions.

         Borrower will pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1    Revolving Advances.

         (a) Bank will make Advances not exceeding (i) the Committed Revolving Line, minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus (iii) the FX Reserve. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

         (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

         (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

2.1.2    Letters of Credit.

         Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the Committed Revolving Line minus (ii) the outstanding principal balance of the Advances

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minus the FX Reserve;  however, the face amount of outstanding Letters of Credit
(including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $10,000,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

2.1.3    Foreign Exchange Sublimit.

         If there is availability under the Committed Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of $10,000,000(the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

2.2      Interest Rate, Payments.

         (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate, at Borrower's option, of either (i) a variable rate equal to the Prime Rate or (ii) a fixed rate equal to 200 basis points above the LIBOR Rate, as further described in the LIBOR Supplement, attached hereto. For all fixed rate Obligations, any prepayment must include a Prepayment Fee. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

         (b) Payments. Interest due on the Committed Revolving Line is payable on the 1st of each month. Bank may debit any of Borrower's deposit accounts including Account Number ____________________________ for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.3      Fees.

         Borrower will pay:

         (a) Facility Fee. A fully earned, non-refundable Facility Fee of $3,500 due on the Closing Date; and

         (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3        CONDITIONS OF LOANS

3.1      Conditions Precedent to Initial Credit Extension.

         Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

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3.2      Conditions Precedent to all Credit Extensions.

         Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

         (a) timely receipt of any Payment/Advance Form; and

         (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4        CREATION OF SECURITY INTEREST

4.1      Grant of Security Interest.

         Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5        REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

5.1      Due Organization and Authorization.

         Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could reasonably be expected to cause a Material Adverse Change.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause reasonably be expected to cause a Material Adverse Change.

5.2      Collateral.

         Borrower  has  good  title  to the  Collateral,  free of  Liens  except
Permitted Liens. All Inventory is in all material respects of good and marketable quality, free from material defects.

5.3      Litigation.

         Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

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5.4      No Material Adverse Change in Financial Statements.

         All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5      Solvency.

         The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6      Regulatory Compliance.

         Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7      Subsidiaries.

         Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8      Full Disclosure.

         No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

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6        AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

6.1      Government Compliance.

         Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2      Financial Statements, Reports, Certificates.

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

         (b) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C.

         (c) Bank has the right to audit Borrower's Collateral at Borrower's expense, but, at such times as outstanding Advances exist or prior to an initial Advance, the audits will be conducted no more often than every year unless an Event of Default has occurred and is continuing.

6.3      Inventory; Returns.

         Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4      Taxes.

         Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5      Insurance.

         Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give

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Bank at least 20 days notice  before  canceling its policy.  At Bank's  request,
Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6      Primary Accounts.

         Borrower will maintain its primary depository and operating accounts with Bank.

6.7      Financial Covenants.

         Borrower will maintain as of the last day of each month:

                  (i)  Quick   Ratio.   A  ratio  of  Quick  Assets  to  Current
Liabilities of at least 2.00 to 1.00.

                  (ii)   Debt/Tangible   Net  Worth  Ratio.  A  ratio  of  Total
Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.00 to 1.00.

                  (iii) Profitability. Borrower will have a minimum net profit of $1 for each quarter, except that Borrower may suffer a loss not to exceed $2,000,000 for the fiscal quarter ended June 30, 1999.

6.8      Further Assurances.

         Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7        NEGATIVE COVENANTS

         Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld:

7.1      Dispositions.

         Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2      Changes in Business, Ownership, Management or Business Locations.

         Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management (other than the sale of Borrower's equity securities in a public offering or to venture capital investors approved by Bank) of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3      Mergers or Acquisitions.

         Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) result

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in a decrease of more than 25% of Tangible Net Worth.  A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4      Indebtedness.

         Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5      Encumbrance.

         Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6      Distributions; Investments.

         Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7      Transactions with Affiliates.

         Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8      Subordinated Debt.

         Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9      Compliance.

         Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonable be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8        EVENTS OF DEFAULT

         Any one of the following is an Event of Default:

8.1      Payment Default.

         If Borrower fails to pay any of the Obligations within 3 days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

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8.2      Covenant Default.

         If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3      Material Adverse Change.

         (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral (other than normal depreciation) which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in
Section 6 during the next succeeding financial reporting period.

8.4      Attachment.

         If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5      Insolvency.

         If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6      Other Agreements.

         If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7      Judgments.

         If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8      Misrepresentations.

         If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

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9        BANK'S RIGHTS AND REMEDIES

9.1      Rights and Remedies.

         When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

         (g) Dispose of the Collateral according to the Code.

9.2      Power of Attorney.

         Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3      Accounts Collection.

         When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4      Bank Expenses.

         If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5      Bank's Liability for Collateral.

         If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6      Remedies Cumulative.

         Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7      Demand Waiver.

         Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10       NOTICES

         All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

         California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12       GENERAL PROVISIONS

12.1     Successors and Assigns.

         This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2     Indemnification.

         Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3     Time of Essence.

         Time is of the essence for the performance of all obligations in this Agreement.

12.4     Severability of Provision.

         Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5     Amendments in Writing, Integration.

         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6     Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7     Survival.

         All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8     Confidentiality.

         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and

(v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9     Effect of Amendment and Restatement.

         This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All credit extensions or loans
outstanding  under  the  Original   Agreement  are  and  shall  continue  to  be
outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10    Attorneys' Fees, Costs and Expenses.

         In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13       DEFINITIONS

13.1     Definitions.

         In this Agreement:

         "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

         "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "Bank Expenses" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "Closing Date" is the date of this Agreement.

         "Code" is the California Uniform Commercial Code.

         "Collateral" is the property described on Exhibit A.

         "Committed Revolving Line" is an Advance of up to $10,000,000.

         "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "Credit  Extension"  is  each  Advance,   Letter  of  Credit,  Exchange
Contract, or any other extension of credit by Bank for Borrower's benefit.

         "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

         "Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

         (a) Accounts that the account debtor has not paid within 90 days of invoice date;

         (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

         (c)  Credit balances over 90 days from invoice date;

         (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

         (e) Accounts for which the account debtor does not have its principal place of business in the United States;

         (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

         (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

         (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

         (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

         (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

         (k) Accounts for which Bank reasonably determines collection to be doubtful.

         "Equipment" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "FX Forward Contract" is defined in Section 2.1.3.

         "FX Reserve " is defined in Section 2.1.3.

         "GAAP" is generally accepted accounting principles.

         "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "Insolvency Proceeding" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

         "Investment"   is  any  beneficial   ownership  of  (including   stock,
partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "Letter of Credit" is defined in Section 2.1.2.

         "LIBOR Supplement" is attached hereto as Exhibit A-1.

         "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "Loan Documents" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "Material Adverse Change" is defined in Section 8.3.

         "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "Original Agreement" has the meaning set forth in recital paragraph A.

         "Permitted Indebtedness" is:

         (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

         (b) Indebtedness existing on the Closing Date and shown on the Schedule;

         (c) Subordinated Debt;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

         (e)  Indebtedness secured by Permitted Liens.

         "Permitted Investments" are:

         (a) Investments shown on the Schedule and existing on the Closing Date; and

         (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

         "Permitted Liens" are:

         (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

         (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

         (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

         (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

         (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "Prepayment Fee" is a fee on any portion of the Obligations with a fixed interest rate (the "Fixed Obligations") paid before the payment due date. "Base Interest Rate" means Bank's initial cost of funding the Fixed Obligations. The Prepayment Fee is calculated as follows: First, Bank determines a "Current Market Rate" based on what the Bank would receive if it loaned the remaining amount on the prepayment date in a wholesale funding market matching maturity, remaining principal and interest amounts and principal and interest payment dates (the aggregate payments received are the "Current Market Rate Amount"). Bank may select any wholesale funding market rate as the Current Market Rate. Second, Bank will take the prepayment amount and calculate the present value of each remaining principal and interest payment which, without prepayment, the Bank would have received during the term of the Fixed Obligations using the Base Interest Rate. The sum of the present value calculations is the "Mark to Market Amount." Third, the Bank will subtract the Mark to Market Amount from the Current Market Rate Amount. Any amount greater than zero is the Prepayment Fee.

         "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

         "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "Revolving Maturity Date" is December 1, 1999.

         "Schedule" is any attached schedule of exceptions.

         "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

         "Subsidiary" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

         "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.


BORROWER:

Spectrian Corporation

By: ______________________________________

Title: ___________________________________

BANK:

SILICON VALLEY BANK

By: ______________________________________

Title: ___________________________________

                                    EXHIBIT A

         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

         All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT A-1
                                LIBOR SUPPLEMENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This LIBOR Supplement to Amended and Restated Loan and Security Agreement (the "Supplement") is a supplement to Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated as of August 9, 1999 between Silicon Valley Bank ("Bank") and Spectrian Corporation ("Borrower"), and forms a part of and is incorporated into the Loan Agreement.

1.       Definitions.

         "Business Day" means a day of the year (a) that is not a Saturday, Sunday or other day on which banks in the State of California or the City of London are authorized or required to close and (b) on which dealings are carried on in the interbank market in which Bank customarily participates.

         "Interest Period" means for each LIBOR Rate Loan, a period of approximately one, three or six months as the Borrower may elect, provided that the last day of an Interest Period for a LIBOR Rate Loan shall be determined in accordance with the practices of the LIBOR interbank market as from time to time in effect, provided, further, in all cases such period shall expire not later than the applicable Revolving Maturity Date.

         "Interest Rate" shall mean as to: (a) Prime Rate Loans, a rate per annum equal to the Prime Rate; and (b) LIBOR Rate Loans, a rate of 200 basis points in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower).

         "LIBOR Base Rate" means, for any Interest Period for a LIBOR Rate Loan, the rate of interest per annum determined by Bank to be the per annum rate of interest as which deposits in United States Dollars are offered to Bank in the London interbank market in which Bank customarily participates at 11:00 A.M. (local time in such interbank market) two (2) Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to the amount of such Loan.

         "LIBOR Rate" shall mean, for any Interest Period for a LIBOR Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the LIBOR Base Rate for such Interest Period divided by (ii) 1 minus the Reserve Requirement for such Interest Period.

         "LIBOR Rate Loans" means any Loans made or a portion thereof on which interest is payable based on the LIBOR Rate in accordance with the terms hereof.

         "Prime Rate" means the variable rate of interest per annum, most recently announced by Bank as its "prime rate," whether or not such announced rate is the lowest rate available from Bank. The interest rate applicable to the Prime Rate Loans shall change on each date there is a change in the Prime Rate.

         "Prime Rate Loans" means any Loans made or a portion thereof on which interest is payable based on the Prime Rate in accordance with the terms hereof.

         "Regulatory Change" means, with respect to Bank, any change on or after the date of this Loan Agreement in United States federal, state or foreign laws or regulations, including Regulation D, or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of lenders including Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reserve Requirement" means, for any Interest Period, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in

Regulation D) by member banks of the Federal Reserve System. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by Bank by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in the definition of "LIBOR Base Rate" or (ii) any category of extensions of credit or other assets which include Loans.

         2. Requests for Loans; Confirmation of Initial Loans. Each LIBOR Rate Loan shall be made upon the irrevocable written request of Borrower received by Bank not later than 11:00 a.m. (Santa Clara, California time) on the Business Day three (3) Business Days prior to the date such Loan is to be made. Each such notice shall specify the date such Loan is to be made, which day shall be a Business Day; the amount of such Loan, the Interest Period for such Loan, and comply with such other requirements as Bank determines are reasonable or desirable in connection therewith.

         Each written request for a LIBOR Rate Loan shall be in the form of a LIBOR Rate Loan Borrowing Certificate as set forth on Exhibit A, which shall be duly executed by the Borrower.

         Each Prime Rate Loan shall be made upon the irrevocable written request of Borrower received by Bank not later than 11:00 a.m. (Santa Clara, California time) on the Business Day one (1) Business day prior to the date such Loan is to be made. Each such notice shall specify the date such Loan is to be made, which day shall be a Business Day and the amount of such Loan, and comply with such other requirements as Bank determines are reasonable or desirable in connection therewith.

         3. Conversion/Continuation of Loans.

         (a) Borrower may from time to time submit in writing a request that Prime Rate Loans be converted to LIBOR Rate Loans or that any existing LIBOR Rate Loans continue for an additional Interest Period. Such request shall specify the amount of the Prime Rate Loans which will constitute LIBOR Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such LIBOR Rate Loans. Each written request for a conversion to a LIBOR Rate Loan or a continuation of a LIBOR Rate Loan shall be substantially in the form of a LIBOR Rate Conversion/Continuation Certificate as set forth on Exhibit B, which shall be duly executed by the Borrower. Subject to the terms and conditions contained herein, three (3) Business Days after Bank's receipt of such a request from Borrower, such Prime Rate Loans shall be converted to LIBOR Rate Loans or such LIBOR Rate Loans shall continue, as the case may be provided that:

         (i) no Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists;

         (ii) no party hereto shall have sent any notice of termination of this Supplement or of the Loan Agreement.

         (iii) Borrower shall have complied with such customary procedures as Bank has established from time to time for Borrower's requests for LIBOR Rate Loans;

         (iv) the amount of a LIBOR Rate Loan shall be $500,000 or such greater amount which is an integral multiple of $50,000; and

         (v) Bank shall have determined that the Interest Period or LIBOR Rate is available to Bank which can be readily determined as of the date of the request for such LIBOR Rate Loan.

         Any request by Borrower to convert Prime Rate Loans to LIBOR Rate Loans or continue any existing LIBOR Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR Rate market to fund any LIBOR Rate Loans, but the provisions hereof shall be deemed to apply as if Bank had purchased such deposits to fund the LIBOR Rate Loans.

         (b) Any LIBOR Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Bank has received and approved a complete and proper request to continue such LIBOR Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any LIBOR Rate Loans shall, at Bank's option, convert to Prime Rate Loans in the event that (i) an Event of Default, or event which with the notice or passage of time or both would constitute an Event of Default, shall exist, (ii) this Supplement or the Loan Agreement shall terminate, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to LIBOR Rate Loans, or the aggregate principal amount of existing LIBOR Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceeds the Committed Line. Borrower agrees to pay to Bank, upon demand by Bank (or Bank may, at its option, charge Borrower's loan account) any amounts required to compensate Bank for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of LIBOR Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

         (c) On all Loans, Interest shall be payable by Borrower to Bank monthly in arrears not later than the 1st day of each calendar month at the applicable Interest Rate.

         4. Additional Requirements/Provisions Regarding LIBOR Rate Loans; Etc.

         (a) If for any reason (including voluntary or mandatory prepayment or acceleration), Bank receives all or part of the principal amount of a LIBOR Rate Loan prior to the last day of the Interest Period for such Loan, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such Interest Period at the interest rate determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive absent manifest error.

         (b) Borrower shall pay to Bank, upon demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any costs incurred by Bank that Bank determines are attributable to its making or maintaining of any amount receivable by Bank hereunder in respect of any Loans relating thereto (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to Bank under this Supplement in respect of any Loans (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which such Bank has its principal office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of Bank (including any Loans or any deposits referred to in the definition of "LIBOR Base Rate"); or

                  (iii) imposes any other condition affecting this Supplement (or any of such extensions of credit or liabilities).

Bank will notify Borrower of any event occurring after the date of the Loan Agreement which will entitle Bank to compensation pursuant to this section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for compensation under this
Section 4. Determinations and allocations by Bank for purposes of this Section 4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive absent manifest error.

         (c) Borrower shall pay to Bank, upon the request of Bank, such amount or amounts as shall be sufficient (in the sole good faith opinion of such Bank) to compensate it for any loss, costs or expense incurred by it as a result of any failure by Borrower to borrow a Loan on the date for such borrowing specified in the relevant notice of borrowing hereunder.

         (d) If Bank shall determine that the adoption or implementation of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its applicable lending office) with any respect or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank (a "Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, within 15 days after demand by Bank, Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such reduction. A statement of Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error.

         (e) If at any time Bank, in its sole and absolute discretion, determines that: (i) the amount of the LIBOR Rate Loans for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, or (ii) the LIBOR Rate does not accurately reflect the cost to Bank of lending the LIBOR Rate Loan, then Bank shall promptly give notice thereof to Borrower, and upon the giving of such notice Bank's obligation to make the LIBOR Rate Loans shall terminate, unless Bank and the Borrower agree in writing to a different interest rate Loans shall terminate, unless Bank and the Borrower agree in writing to a different interest rate applicable to LIBOR Rate Loans. If it shall become unlawful for Bank to continue to fund or maintain any Loans, or to perform its obligations hereunder, upon demand by Bank, Borrower shall prepay the Loans in full with accrued interest thereon and all other amounts payable by Borrower hereunder (including, without limitation, any amount payable in connection with such prepayment pursuant to Section 4(a)).

                                    EXHIBIT A
                      LIBOR RATE LOAN BORROWING CERTIFICATE

         The undersigned hereby certifies as follows:

         I,   ________________________,   am  the  duly   elected   and   acting
_______________ of Spectrian Corporation ("Borrower").

         This certificate is delivered pursuant to Section 2 of that certain LIBOR Supplement to Agreement together with the Loan Agreement by and between Borrower and Silicon Valley Bank ("Bank") (the "Loan Agreement"). The terms used in this Borrowing Certificate which are defined in the Loan Agreement have the same meaning herein as ascribed to them therein.

         Borrower hereby requests on _____________, 19__ a LIBOR Rate Loan (the "Loan") as follows:

         (a) The date on which the Loan is to be made is ____________ 19__.

         (b)  The   amount   of  the  Loan  is  to  be   _______________________
($______________), for an Interest Period of ___________ month(s).

         All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of this request for a loan; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

         IN WITNESS WHEREOF, this Borrowing Base Certificate is executed by the undersigned as of this ______ day of _______, _______.


                                      SPECTRIAN CORPORATION

                                      By: ______________________________________

                                      Title: ___________________________________

                                      Title: ___________________________________


For Internal Bank Use Only

---------------------------- -------------------------- -------------------------- --------------------------
    LIBOR Pricing Date              LIBOR Rate             LIBOR Rate Variance           Maturity Date
---------------------------- -------------------------- -------------------------- --------------------------
                                                                ________%
---------------------------- -------------------------- -------------------------- --------------------------

                                    EXHIBIT B
                 LIBOR RATE CONVERSION/CONTINUATION CERTIFICATE

         The undersigned hereby certifies as follows:

         I,   ________________________,   am  the  duly   elected   and   acting
_______________ of SPECTRIAN CORPORATION ("Borrower").

         This certificate is delivered pursuant to Section 2 of that certain LIBOR Supplement to Agreement together with the Amended and Restated Loan and Security Agreement by and between Borrower and Silicon Valley Bank ("Bank") (the "Loan Agreement"). The terms used in this LIBOR Rate Conversion/Continuation Certificate which are defined in the Loan Agreement have the same meaning herein as ascribed to them therein.

         Borrower hereby requests on _____________, 19__ a LIBOR Rate Loan (the "Loan") as follows:

         (a)  ____   (i)   A rate conversion of an existing Prime Rate Loan from
                           a Prime Rate Loan to a LIBOR Rate Loan; or

              ____   (ii)  A  continuation  of an existing  LIBOR Rate Loan as a
                           LIBOR Rate Loan;

                           [Check (i) or (ii) above]

         (b)  The date on which the Loan is to be made is ____________ 19__.

         (c)  The   amount   of  the  Loan  is  to  be   _______________________
($______________), for an Interest Period of ___________ month(s).

         All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of this request for a loan; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

         IN WITNESS WHEREOF, this LIBOR Rate Conversion/Continuation Certificate
is  executed  by  the   undersigned  as  of  this  _______  day  of  __________,
_____________.


                                      SPECTRIAN CORPORATION

                                      By: ______________________________________

                                      Title: ___________________________________


For Internal Bank Use Only

---------------------------- -------------------------- -------------------------- --------------------------
    LIBOR Pricing Date              LIBOR Rate             LIBOR Rate Variance           Maturity Date
---------------------------- -------------------------- -------------------------- --------------------------
                                                                ________%
---------------------------- -------------------------- -------------------------- --------------------------

                                                              EXHIBIT B

                                             LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

                                        DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION                                                         DATE: __________________________________

FAX#:  (408) 496-2426                                                                       TIME: __________________________________


FROM:  Spectrian Corporation
       ----------------------------------------------------------------------------------------------------------------------------
                                                       CLIENT NAME (BORROWER)


REQUESTED BY:
               --------------------------------------------------------------------------------------------------------------------
                                                      AUTHORIZED SIGNER'S NAME


AUTHORIZED SIGNATURE:
                       ------------------------------------------------------------------------------------------------------------


PHONE NUMBER:
              ---------------------------------------------------------------------------------------------------------------------


FROM ACCOUNT #                                        TO ACCOUNT #
               ----------------------------------                  ----------------------------------------------------------------


REQUESTED TRANSACTION TYPE                                          REQUESTED DOLLAR AMOUNT
--------------------------                                          -----------------------
PRINCIPAL INCREASE (ADVANCE)                                        $_______________________________________________________________
PRINCIPAL PAYMENT (ONLY)                                            $_______________________________________________________________
INTEREST PAYMENT (ONLY)                                             $_______________________________________________________________
PRINCIPAL AND INTEREST (PAYMENT)                                    $_______________________________________________________________

OTHER INSTRUCTIONS:
                    ----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

All Borrower's representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material  respects on the date of the telephone request for and Advance  confirmed by this Borrowing  Certificate;  but those representations  and warranties  expressly referring to another date shall be true, correct and complete in all material respects as of that date.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            BANK USE ONLY


TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment  transfer/loan advance on the advance designated account and is known to me.


________________________________________                                  ________________________________________
          Authorized Requester                                                              Phone #


________________________________________                                  ________________________________________
           Received By (Bank)                                                               Phone #


                                              ________________________________________
                                                     Authorized Signature (Bank)

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK
      3003 Tasman Drive
      Santa Clara, CA 95054

FROM: SPECTRIAN CORPORATION


         The undersigned authorized officer of Spectrian Corporation ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  Please indicate compliance status by circling Yes/No under "Complies" column.


Reporting Covenant                     Required                      Complies
------------------                     --------                      --------

Monthly financial statements + CC      Monthly within 30 days        Yes      No
10-Q, 10-K and 8-K                     Within 5 days after
                                       filing with SEC               Yes      No


Financial Covenant                  Required           Actual          Complies
------------------                  --------           ------          --------

Maintain on a Monthly Basis:
  Minimum Quick Ratio               2.00:1.00        _____:1.00         Yes   No
  Maximum Debt/Tangible Net Worth   1.00:1.00        _____:1.00         Yes   No

Profitability:                      Quarterly        $_________         Yes   No

        Losses not to exceed:       $2,000,000 for the fiscal quarter
                                    ended June 30, 1999                 Yes   No


Comments Regarding Exceptions:          ----------------------------------------
See Attached.                                          BANK USE ONLY

                                        Received by: ___________________________
Sincerely,                                               AUTHORIZED SIGNER

Spectrian Corporation                   Date: __________________________________

________________________________        Verified: ______________________________
SIGNATURE                                                AUTHORIZED SIGNER

                                        Date: __________________________________
________________________________
TITLE                                   Compliance Status:            Yes     No
                                        ----------------------------------------

________________________________
DATE

[GRAPHIC OMITTED]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:        Spectrian Corporation

LOAN OFFICER:    Peter R. Scott

DATE:            August 9, 1999

                 Revolving Loan Fee                            $3,500.00
                 UCC Search Fee                                    75.00
                 Documentation Fee                                250.00

                 TOTAL FEE DUE                                 $3,825.00
                 -------------                                 =========

Please indicate the method of payment:

      { } A check for the total amount is attached.

      { } Debit DDA # __________________ for the total amount.

      { } Loan proceeds


Borrower:

By: _______________________________________
    (Authorized Signer)


___________________________________________
Silicon Valley Bank                  (Date)
Account Officer's Signature

                         CORPORATE BORROWING RESOLUTION

Borrower:  Spectrian Corporation                Bank: Silicon Valley Bank
           350 W. Java Drive                          3003 Tasman Drive
           Sunnyvale, CA 94089                        Santa Clara, CA 95054-1191

I, the Secretary or Assistant Secretary of Spectrian Corporation ("Borrower"), CERTIFY that Borrower is a corporation existing under the laws of the State of Delaware.

I certify that at a meeting of Borrower's Directors (or by other authorized corporate action) duly held the following resolutions were adopted.

It is resolved that any one of the following officers of Borrower, whose name, title and signature is below:

         NAMES                      POSITIONS               ACTUAL SIGNATURES
         -----                      ---------               -----------------
_______________________      _______________________     _______________________

_______________________      _______________________     _______________________

_______________________      _______________________     _______________________

_______________________      _______________________     _______________________


may act for Borrower and:

         Borrow Money. Borrow money from Silicon Valley Bank ("Bank").

         Execute Loan Documents. Execute any loan documents Bank requires.

         Grant Security. Grant Bank a security interest in any of Borrower's assets.

         Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

         Letters of Credit. Apply for letters of credit from Bank.

         Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

         Issue Warrants. Issue warrants for Borrower's stock.

         Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are Borrower's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

CERTIFIED TO AND ATTESTED BY:

X ______________________________________________
   *Secretary or Assistant Secretary

X ______________________________________________
*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                                         THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This  Financing  Statement  is  presented  for filing  pursuant  to the  Uniform
Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER (optional)          B. FILING OFFICE ACCT.# (optional)
Phone 800-331-3282     Fax  818-909-4717
---------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     Data File Services, Inc.
                                             0092023005731001
     P.O. Box 275

     Van Nuys, CA 91408-2750

---------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ]LESSOR/LESSEE [ ]CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING

-----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)  FILED WITH: CALIFORNIA
     ------------------------------------------------------------------------------------------------------------------------------
     la. ENTITY'S NAME

     SPECTRIAN CORPORATION, A DELAWARE CORPORATION
OR
     ------------------------------------------------------------------------------------------------------------------------------
     lb. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

350 W. Java Drive                                  Sunnyvale             CA                        94089

-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#    OPTIONAL       le. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

     ------------------------------------------------------------------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     ------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE


-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#    OPTIONAL       2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

     ------------------------------------------------------------------------------------------------------------------------------
     3a. ENTITY'S NAME

             SILICON VALLEY BANK
OR
     ------------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX


-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

    3003 Tasman Drive                              Santa Clara           CA                        95054
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

See Exhibit A attached hereto and made a part hereof by this reference.






-----------------------------------------------------------------------------------------------------------------------------------
5. CHECK  [ ]    This FINANCING STATEMENT is signed by the Secured Party instead of the      7. If filed in Florida (check one)
   BOX           Debtor to perfect a security interest (a) in collateral already subject         Documentary     Documentary stamp
(if applicable)  to a security interest in another jurisdiction when it was brought into        stamp tax paid  tax not applicable
                 this state, or when the debtors location was changed to this state, or              [ ]               [ ]
                 (b) in accordance with other statuotory provisions (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SINGNATURE(S)                          8. [ ]   This FINANCING STATEMENT is to be filed (for record)
                                                            (or recorded) in the REAL ESTATE RECORDS
   SPECTRIAN CORPORATION A DELAWARE CORPORATION             Attach Addendum                         (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
          /s/ Henry C. Montgomery
          ----------------------------             9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
              Henry C. Montgomery, CFO               (ADDITIONAL FEE)
                                                     (optional)      [ ]All Debtors   [ ]Debtor 1    [ ] Debtor 2

-----------------------------------------------------------------------------------------------------------------------------------
(1)FILING OFFICER COPY NATIONAL FINANCING STATEMENT (FORM UCC 1)(TRANS)(REV. 12/18/95) Prepared by Data File Services, Inc.P.O. Box
                                                                                     275 Van Nuys. CA 91406-0275 Tel (818) 909-2200

                                         THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This  Financing  Statement  is  presented  for filing  pursuant  to the  Uniform
Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER (optional)          B. FILING OFFICE ACCT.# (optional)
Phone 800-331-3282     Fax  818-909-4717
---------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     Data File Services, Inc.
                                             0092023005731001
     P.O. Box 275

     Van Nuys, CA 91408-2750

---------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ]LESSOR/LESSEE [ ]CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING

-----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)  FILED WITH: CALIFORNIA
     ------------------------------------------------------------------------------------------------------------------------------
     la. ENTITY'S NAME

     SPECTRIAN CORPORATION, A DELAWARE CORPORATION
OR
     ------------------------------------------------------------------------------------------------------------------------------
     lb. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

350 W. Java Drive                                  Sunnyvale             CA                        94089

-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#    OPTIONAL       le. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

     ------------------------------------------------------------------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     ------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE


-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#    OPTIONAL       2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

     ------------------------------------------------------------------------------------------------------------------------------
     3a. ENTITY'S NAME

             SILICON VALLEY BANK
OR
     ------------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX


-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

    3003 Tasman Drive                              Santa Clara           CA                        95054
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

See Exhibit A attached hereto and made a part hereof by this reference.






-----------------------------------------------------------------------------------------------------------------------------------
5. CHECK  [ ]    This FINANCING STATEMENT is signed by the Secured Party instead of the      7. If filed in Florida (check one)
   BOX           Debtor to perfect a security interest (a) in collateral already subject         Documentary     Documentary stamp
(if applicable)  to a security interest in another jurisdiction when it was brought into        stamp tax paid  tax not applicable
                 this state, or when the debtors location was changed to this state, or              [ ]               [ ]
                 (b) in accordance with other statuotory provisions (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SINGNATURE(S)                          8. [ ]   This FINANCING STATEMENT is to be filed (for record)
                                                            (or recorded) in the REAL ESTATE RECORDS
   SPECTRIAN CORPORATION A DELAWARE CORPORATION             Attach Addendum                         (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
          /s/ Henry C. Montgomery
          ----------------------------             9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
              Henry C. Montgomery, CFO               (ADDITIONAL FEE)
                                                     (optional)      [ ]All Debtors   [ ]Debtor 1    [ ] Debtor 2

-----------------------------------------------------------------------------------------------------------------------------------
(2)ACKNOWLEDGMENT COPY NATIONAL FINANCING STATEMENT (FORM UCC 1)(TRANS)(REV. 12/18/95) Prepared by Data File Services, Inc.P.O. Box
                                                                                     275 Van Nuys. CA 91406-0275 Tel (818) 909-2200

                                         THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This  Financing  Statement  is  presented  for filing  pursuant  to the  Uniform
Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER (optional)          B. FILING OFFICE ACCT.# (optional)
Phone 800-331-3282     Fax  818-909-4717
---------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     Data File Services, Inc.
                                             0092023005731001
     P.O. Box 275

     Van Nuys, CA 91408-2750

---------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ]LESSOR/LESSEE [ ]CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING

-----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)  FILED WITH: CALIFORNIA
     ------------------------------------------------------------------------------------------------------------------------------
     la. ENTITY'S NAME

     SPECTRIAN CORPORATION, A DELAWARE CORPORATION
OR
     ------------------------------------------------------------------------------------------------------------------------------
     lb. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

350 W. Java Drive                                  Sunnyvale             CA                        94089

-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#    OPTIONAL       le. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

     ------------------------------------------------------------------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     ------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE


-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#    OPTIONAL       2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

     ------------------------------------------------------------------------------------------------------------------------------
     3a. ENTITY'S NAME

             SILICON VALLEY BANK
OR
     ------------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX


-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

    3003 Tasman Drive                              Santa Clara           CA                        95054
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

See Exhibit A attached hereto and made a part hereof by this reference.






-----------------------------------------------------------------------------------------------------------------------------------
5. CHECK  [ ]    This FINANCING STATEMENT is signed by the Secured Party instead of the      7. If filed in Florida (check one)
   BOX           Debtor to perfect a security interest (a) in collateral already subject         Documentary     Documentary stamp
(if applicable)  to a security interest in another jurisdiction when it was brought into        stamp tax paid  tax not applicable
                 this state, or when the debtors location was changed to this state, or              [ ]               [ ]
                 (b) in accordance with other statuotory provisions (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SINGNATURE(S)                          8. [ ]   This FINANCING STATEMENT is to be filed (for record)
                                                            (or recorded) in the REAL ESTATE RECORDS
   SPECTRIAN CORPORATION A DELAWARE CORPORATION             Attach Addendum                         (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
          /s/ Henry C. Montgomery
          ----------------------------             9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
              Henry C. Montgomery, CFO               (ADDITIONAL FEE)
                                                     (optional)      [ ]All Debtors   [ ]Debtor 1    [ ] Debtor 2

-----------------------------------------------------------------------------------------------------------------------------------
(3)SEARCH REQUEST COPY NATIONAL FINANCING STATEMENT (FORM UCC 1)(TRANS)(REV. 12/18/95) Prepared by Data File Services, Inc.P.O. Box
                                                                                     275 Van Nuys. CA 91406-0275 Tel (818) 909-2200

                                         THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This  Financing  Statement  is  presented  for filing  pursuant  to the  Uniform
Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER (optional)          B. FILING OFFICE ACCT.# (optional)
Phone 800-331-3282     Fax  818-909-4717
---------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     Data File Services, Inc.
                                             0092023005731001
     P.O. Box 275

     Van Nuys, CA 91408-2750

---------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ]LESSOR/LESSEE [ ]CONSIGNOR/CONSIGNEE [ ] NON-UCC FILING

-----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)  FILED WITH: CALIFORNIA
     ------------------------------------------------------------------------------------------------------------------------------
     la. ENTITY'S NAME

     SPECTRIAN CORPORATION, A DELAWARE CORPORATION
OR
     ------------------------------------------------------------------------------------------------------------------------------
     lb. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

350 W. Java Drive                                  Sunnyvale             CA                        94089

-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#    OPTIONAL       le. TYPE OF ENTITY  1f. ENTITY'S STATE   1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

     ------------------------------------------------------------------------------------------------------------------------------
     2a. ENTITY'S NAME
OR
     ------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE


-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#    OPTIONAL       2e. TYPE OF ENTITY  2f. ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                           OR COUNTRY OF                                  [ ] NONE
                       ENTITY DEBTOR                            ORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

     ------------------------------------------------------------------------------------------------------------------------------
     3a. ENTITY'S NAME

             SILICON VALLEY BANK
OR
     ------------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                    FIRST NAME            MIDDLE NAME               SUFFIX


-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                CITY                  STATE         COUNTRY     POSTAL CODE

    3003 Tasman Drive                              Santa Clara           CA                        95054
-----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

See Exhibit A attached hereto and made a part hereof by this reference.






-----------------------------------------------------------------------------------------------------------------------------------
5. CHECK  [ ]    This FINANCING STATEMENT is signed by the Secured Party instead of the      7. If filed in Florida (check one)
   BOX           Debtor to perfect a security interest (a) in collateral already subject         Documentary     Documentary stamp
(if applicable)  to a security interest in another jurisdiction when it was brought into        stamp tax paid  tax not applicable
                 this state, or when the debtors location was changed to this state, or              [ ]               [ ]
                 (b) in accordance with other statuotory provisions (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SINGNATURE(S)                          8. [ ]   This FINANCING STATEMENT is to be filed (for record)
                                                            (or recorded) in the REAL ESTATE RECORDS
   SPECTRIAN CORPORATION A DELAWARE CORPORATION             Attach Addendum                         (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
          /s/ Henry C. Montgomery
          ----------------------------             9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
              Henry C. Montgomery, CFO               (ADDITIONAL FEE)
                                                     (optional)      [ ]All Debtors   [ ]Debtor 1    [ ] Debtor 2

-----------------------------------------------------------------------------------------------------------------------------------
(4)DEBTOR COPY NATIONAL FINANCING STATEMENT (FORM UCC 1)(TRANS)(REV. 12/18/95)       Prepared by Data File Services, Inc.P.O. Box
                                                                                     275 Van Nuys. CA 91406-0275 Tel (818) 909-2200


                                                                                                                    0092023005733002
                     This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG. FINANCING STATEMENT  1A. DATE OF FILING OF ORIG.FINANCING  1B. DATE OF ORIG. FINANCING STATEMENT  1C. PLACE OF
                                              STATEMENT                                                                 FILING ORIG.
                                                                                                                         FINANCING
                                                                                                                         STATEMENT
                 9634660408                               12/10/96                                                       CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

   SPECTRIAN CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                    2C. CITY. STATE                                   2D. ZIP CODE

    350 W. Java Drive                                      Sunnyvale, CA                                       94089
-----------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A. SOCIAL SECURITY OR FEDERAL TAX NO.


-----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                    3C. CITY,STATE                                    3D. ZIP CODE


-----------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                               SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              SILICON VALLEY BANK                                                   4A. OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   3003 Tasman Drive
   CITY              Santa Clara                 STATE     CA           ZIP CODE      95054
-----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
        NAME                                                                                   OR BANK TRANSIT AND A.B.A. NO.
        MAILING ADDRESS
        CITY                                     STATE                  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.     A  [ ]  CONTINUATION- The original Financing  Statement between the foregoing Debtor and Secured Party bearing the file num-
               ber and date shown above is continued.  If collateral is crops or timber,  check here and insert description of real
               property on which growing or to be grown in item 7 below.                           [ ]

       B  [ ]  RELEASE- From the collateral  described in the Financing  Statement bearing the file number shown above, the Secured
               Party releases the collateral described in item 7 below.

       C  [ ]  ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
               Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item
               7 below.

       D  [ ]  TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
               Statement bearing the file number shown above.

       E  [X]  AMENDMENT-  The  Financing  Statement  bearing the file number  shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments.)

       F  [ ]  OTHER Amendment
-----------------------------------------------------------------------------------------------------------------------------------
7.  Debtor's name is hereby amended to: SPECTRIAN CORPORATION, a  Delaware corporation

Collateral is amended to include Exhibit A attached hereto.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                               C   9.       This Space Use of Filing Officer
8.                                                                             O
                              (DATE) __________________________ 19 __________  D              (Date, Time, Filing Office)
                                                                               E
        SPECTRIAN CORPORATION

        /s/ Henry C. Montgomery
        ___________________________________________________________________    1
        By:     Henry C. Montgomery                                   CFO
        ___________________________________________________________________    2
             SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
         SILICON VALLEY BANK                                                   3

        ___________________________________________________________________    4

        BY: _______________________________________________________________    5
                        SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
                                                                               6
------------------------------------------------------------------------------
10.                          Return Copy to                                    7
NAME           Data File Services, Inc.
ADDRESS        P.O. Box 275                                                    8
CITY AND       Van Nuys        Phone   800-331-3282
STATE          CA                                                              9
               91408-2750      Fax     818909-4717


                   Uniform Commercial Code Form UCC-2

(1) FILING OFFICER COPY Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys, CA, 91408.0275
                                                         Tel (818) 909-2200


                                                                                                                    0092023005733002
                     This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG. FINANCING STATEMENT  1A. DATE OF FILING OF ORIG.FINANCING  1B. DATE OF ORIG. FINANCING STATEMENT  1C. PLACE OF
                                              STATEMENT                                                                 FILING ORIG.
                                                                                                                         FINANCING
                                                                                                                         STATEMENT
                 9634660408                               12/10/96                                                       CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

   SPECTRIAN CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                    2C. CITY. STATE                                   2D. ZIP CODE

    350 W. Java Drive                                      Sunnyvale, CA                                       94089
-----------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A. SOCIAL SECURITY OR FEDERAL TAX NO.


-----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                    3C. CITY,STATE                                    3D. ZIP CODE


-----------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                               SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              SILICON VALLEY BANK                                                   4A. OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   3003 Tasman Drive
   CITY              Santa Clara                 STATE     CA           ZIP CODE      95054
-----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
        NAME                                                                                   OR BANK TRANSIT AND A.B.A. NO.
        MAILING ADDRESS
        CITY                                     STATE                  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.     A  [ ]  CONTINUATION- The original Financing  Statement between the foregoing Debtor and Secured Party bearing the file num-
               ber and date shown above is continued.  If collateral is crops or timber,  check here and insert description of real
               property on which growing or to be grown in item 7 below.                           [ ]

       B  [ ]  RELEASE- From the collateral  described in the Financing  Statement bearing the file number shown above, the Secured
               Party releases the collateral described in item 7 below.

       C  [ ]  ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
               Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item
               7 below.

       D  [ ]  TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
               Statement bearing the file number shown above.

       E  [X]  AMENDMENT-  The  Financing  Statement  bearing the file number  shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments.)

       F  [ ]  OTHER Amendment
-----------------------------------------------------------------------------------------------------------------------------------
7.  Debtor's name is hereby amended to: SPECTRIAN CORPORATION, a  Delaware corporation

Collateral is amended to include Exhibit A attached hereto.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                               C   9.       This Space Use of Filing Officer
8.                                                                             O
                              (DATE) __________________________ 19 __________  D              (Date, Time, Filing Office)
                                                                               E
        SPECTRIAN CORPORATION

        /s/ Henry C. Montgomery
        ___________________________________________________________________    1
        By:     Henry C. Montgomery                                   CFO
        ___________________________________________________________________    2
             SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
         SILICON VALLEY BANK                                                   3

        ___________________________________________________________________    4

        BY: _______________________________________________________________    5
                        SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
                                                                               6
------------------------------------------------------------------------------
10.                          Return Copy to                                    7
NAME           Data File Services, Inc.
ADDRESS        P.O. Box 275                                                    8
CITY AND       Van Nuys        Phone   800-331-3282
STATE          CA                                                              9
               91408-2750      Fax     818909-4717


                   Uniform Commercial Code Form UCC-2

(2) FILING OFFICER COPY Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys, CA, 91408.0275
     ACKNOWLEDGEMENT                                          Tel (818) 909-2200


                                                                                                                    0092023005733002
                     This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1. FILE NO. OF ORIG. FINANCING STATEMENT  1A. DATE OF FILING OF ORIG.FINANCING  1B. DATE OF ORIG. FINANCING STATEMENT  1C. PLACE OF
                                              STATEMENT                                                                 FILING ORIG.
                                                                                                                         FINANCING
                                                                                                                         STATEMENT
                 9634660408                               12/10/96                                                       CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR (LAST NAME FIRST)                                                                2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

   SPECTRIAN CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                    2C. CITY. STATE                                   2D. ZIP CODE

    350 W. Java Drive                                      Sunnyvale, CA                                       94089
-----------------------------------------------------------------------------------------------------------------------------------
3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A. SOCIAL SECURITY OR FEDERAL TAX NO.


-----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                    3C. CITY,STATE                                    3D. ZIP CODE


-----------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                               SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              SILICON VALLEY BANK                                                   4A. OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   3003 Tasman Drive
   CITY              Santa Clara                 STATE     CA           ZIP CODE      95054
-----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
        NAME                                                                                   OR BANK TRANSIT AND A.B.A. NO.
        MAILING ADDRESS
        CITY                                     STATE                  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6.     A  [ ]  CONTINUATION- The original Financing  Statement between the foregoing Debtor and Secured Party bearing the file num-
               ber and date shown above is continued.  If collateral is crops or timber,  check here and insert description of real
               property on which growing or to be grown in item 7 below.                           [ ]

       B  [ ]  RELEASE- From the collateral  described in the Financing  Statement bearing the file number shown above, the Secured
               Party releases the collateral described in item 7 below.

       C  [ ]  ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
               Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item
               7 below.

       D  [ ]  TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
               Statement bearing the file number shown above.

       E  [X]  AMENDMENT-  The  Financing  Statement  bearing the file number  shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments.)

       F  [ ]  OTHER Amendment
-----------------------------------------------------------------------------------------------------------------------------------
7.  Debtor's name is hereby amended to: SPECTRIAN CORPORATION, a  Delaware corporation

Collateral is amended to include Exhibit A attached hereto.


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                                                                               C   9.       This Space Use of Filing Officer
8.                                                                             O
                              (DATE) __________________________ 19 __________  D              (Date, Time, Filing Office)
                                                                               E
        SPECTRIAN CORPORATION

        /s/ Henry C. Montgomery
        ___________________________________________________________________    1
        By:     Henry C. Montgomery                                   CFO
        ___________________________________________________________________    2
             SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
         SILICON VALLEY BANK                                                   3

        ___________________________________________________________________    4

        BY: _______________________________________________________________    5
                        SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
                                                                               6
------------------------------------------------------------------------------
10.                          Return Copy to                                    7
NAME           Data File Services, Inc.
ADDRESS        P.O. Box 275                                                    8
CITY AND       Van Nuys        Phone   800-331-3282
STATE          CA                                                              9
               91408-2750      Fax     818909-4717


                   Uniform Commercial Code Form UCC-2

(3) FILING OFFICER COPY Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys, CA, 91408.0275
       SECURED PARTY                                          Tel (818) 909-2200


                                                                                                                    0092023005733002
                     This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
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1. FILE NO. OF ORIG. FINANCING STATEMENT  1A. DATE OF FILING OF ORIG.FINANCING  1B. DATE OF ORIG. FINANCING STATEMENT  1C. PLACE OF
                                              STATEMENT                                                                 FILING ORIG.
                                                                                                                         FINANCING
                                                                                                                         STATEMENT
                 9634660408                               12/10/96                                                       CALIFORNIA
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2. DEBTOR (LAST NAME FIRST)                                                                2A. SOCIAL SECURITY NO., FEDERAL TAX NO.

   SPECTRIAN CORPORATION
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2B. MAILING ADDRESS                                    2C. CITY. STATE                                   2D. ZIP CODE

    350 W. Java Drive                                      Sunnyvale, CA                                       94089
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3. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A. SOCIAL SECURITY OR FEDERAL TAX NO.


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3B. MAILING ADDRESS                                    3C. CITY,STATE                                    3D. ZIP CODE


-----------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                               SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              SILICON VALLEY BANK                                                   4A. OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   3003 Tasman Drive
   CITY              Santa Clara                 STATE     CA           ZIP CODE      95054
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5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
        NAME                                                                                   OR BANK TRANSIT AND A.B.A. NO.
        MAILING ADDRESS
        CITY                                     STATE                  ZIP CODE
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6.     A  [ ]  CONTINUATION- The original Financing  Statement between the foregoing Debtor and Secured Party bearing the file num-
               ber and date shown above is continued.  If collateral is crops or timber,  check here and insert description of real
               property on which growing or to be grown in item 7 below.                           [ ]

       B  [ ]  RELEASE- From the collateral  described in the Financing  Statement bearing the file number shown above, the Secured
               Party releases the collateral described in item 7 below.

       C  [ ]  ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured
               Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item
               7 below.

       D  [ ]  TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing
               Statement bearing the file number shown above.

       E  [X]  AMENDMENT-  The  Financing  Statement  bearing the file number  shown above is amended as set forth in Item 7 below.
               (Signature of Debtor required on all amendments.)

       F  [ ]  OTHER Amendment
-----------------------------------------------------------------------------------------------------------------------------------
7.  Debtor's name is hereby amended to: SPECTRIAN CORPORATION, a  Delaware corporation

Collateral is amended to include Exhibit A attached hereto.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                               C   9.       This Space Use of Filing Officer
8.                                                                             O
                              (DATE) __________________________ 19 __________  D              (Date, Time, Filing Office)
                                                                               E
        SPECTRIAN CORPORATION

        /s/ Henry C. Montgomery
        ___________________________________________________________________    1
        By:     Henry C. Montgomery                                   CFO
        ___________________________________________________________________    2
             SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
         SILICON VALLEY BANK                                                   3

        ___________________________________________________________________    4

        BY: _______________________________________________________________    5
                        SIGNATURE(S) OF SECURED PARTY(IES)          (TITLE)
                                                                               6
------------------------------------------------------------------------------
10.                          Return Copy to                                    7
NAME           Data File Services, Inc.
ADDRESS        P.O. Box 275                                                    8
CITY AND       Van Nuys        Phone   800-331-3282
STATE          CA                                                              9
               91408-2750      Fax     818909-4717


                   Uniform Commercial Code Form UCC-2

(4) FILING OFFICER COPY Prepared with UCC Direct for Windows Data File Services, Inc., P.O. Box 275, Van Nuys, CA, 91408.0275
         DEBTOR                                               Tel (818) 909-2200

                                   EXHIBIT A-1
                                LIBOR SUPPLEMENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This LIBOR Supplement to Amended and Restated Loan and Security Agreement (the "Supplement") is a supplement to Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated as of August 9, 1999 between Silicon Valley Bank ("Bank") and Spectrian Corporation ("Borrower"), and forms a part of and is incorporated into the Loan Agreement.

1.      Definitions.

         "Business Day" means a day of the year (a) that is not a Saturday, Sunday or other day on which banks in the State of California or the City of London are authorized or required to close and (b) on which dealings are carried on in the interbank market in which Bank customarily participates.

         "Interest Period" means for each LIBOR Rate Loan, a period of approximately one, three or six months as the Borrower may elect, provided that the last day of an Interest Period for a LIBOR Rate Loan shall be determined in accordance with the practices of the LIBOR interbank market as from time to time in effect, provided, further, in all cases such period shall expire not later than the applicable Revolving Maturity Date.

         "Interest Rate" shall mean as to: (a) Prime Rate Loans, a rate per annum equal to the Prime Rate; and (b) LIBOR Rate Loans a rate of 200 basis points in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower).

         "LIBOR Base Rate" means, for any Interest Period for a LIBOR Rate Loan, the rate of interest per annum determined by Bank to be the per annum rate of interest as which deposits in United States Dollars are offered to Bank in the London interbank market in which Bank customarily participates at 11:00 A.M. (local time in such interbank market) two (2) Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to the amount of such Loan.

         "LIBOR Rate" shall mean, for any Interest Period for a LIBOR Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the LIBOR Base Rate for such Interest Period divided by (ii) I minus the Reserve Requirement for such Interest Period.

         "LIBOR Rate Loans" means any Loans made or a portion thereof on which interest is payable based on the LIBOR Rate in accordance with the terms hereof.

         "Prime Rate" means the variable rate of interest per annum, most recently announced by Bank as its "prime rate," whether or not such announced rate is the lowest rate available from Bank. The interest rate applicable to the Prime Rate Loans shall change on each date there is a change in the Prime Rate.

         "Prime Rate Loans" means any Loans made or a portion thereof on which interest is payable based on the Prime Rate in accordance with the terms hereof.

         "Regulatory Change" means, with respect to Bank, any change on or after the date of this Loan Agreement in United States federal, state or foreign laws or regulations, including Regulation D, or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of lenders including Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reserve Requirement" means, for any Interest Period, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in

Regulation D) by member banks of the Federal Reserve System. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by Bank by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in the definition of "LIBOR Base Rate" or (ii) any category of extensions of credit or other assets which include Loans. -

         2. Requests for Loans; Confirmation of Initial Loans. Each LIBOR Rate Loan shall be made upon the irrevocable written request of Borrower received by Bank not later than 11:00 a.m. (Santa Clara, California time) on the Business Day three (3) Business Days prior to the date such Loan is to be made. Each such notice shall specify the date such Loan is to be made, which day shall be a Business Day; the amount of such Loan, the Interest Period for such Loan, and comply with such other requirements as Bank determines are reasonable or desirable in connection therewith.

         Each written request for a LIBOR Rate Loan shall be in the form of a LIBOR Rate Loan Borrowing Certificate as set forth on Exhibit A, which shall be duly executed by the Borrower.

         Each Prime Rate Loan shall be made upon the irrevocable written request of Borrower received by Bank not later than 11:00 a.m. (Santa Clara, California time) on the Business Day one (1) Business day prior to the date such Loan is to be made. Each such notice shall specify the date such Loan is to be made, which day shall be a Business Day and the amount of such Loan, and comply with such other requirements as Bank determines are reasonable or desirable in connection therewith.

         3. Conversion/Continuation of Loans.

         (a) Borrower may from time to time submit in writing a request that Prime Rate Loans be converted to LIBOR Rate Loans or that any existing LIBOR Rate Loans continue for an additional Interest Period. Such request shall specify the amount of the Prime Rate Loans which will constitute LIBOR Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such LIBOR Rate Loans. Each written request for a conversion to a LIBOR Rate Loan or a continuation of a LIBOR Rate Loan shall be substantially in the form of a LIBOR Rate Conversion/Continuation Certificate as set forth on Exhibit B, which shall be duly executed by the Borrower. Subject to the terms and conditions contained herein, three (3) Business Days after Bank's receipt of such a request from Borrower, such Prime Rate Loans shall be converted to LIBOR Rate Loans or such LIBOR Rate Loans shall continue, as the case may be provided that:

         (i) no Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists;

         (ii) no party hereto shall have sent any notice of termination of this Supplement or of the Loan Agreement.

         (iii) Borrower shall have complied with such customary procedures as Bank has established from time to time for Borrower's requests for LIBOR Rate Loans

         (iv) the amount of a LIBOR Rate Loan shall be $500,000 or such greater amount which is an integral multiple of $50,000; and

         (v) Bank shall have determined that the interest Period or L1BOR Rate is available to Bank which can be readily determined as of the date of the request for such LIBOR Rate Loan.

         Any request by Borrower to convert Prime Rate Loans to LIBOR Rate Loans or continue any existing LIBOR Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR Rate market to fund any LIBOR Rate Loans, but the provisions hereof shall be deemed to apply as if Bank had purchased such deposits to fund the LIBOR Rate Loans.

         (b) Any LIBOR Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Bank has received and approved a complete and proper request to continue such L1BOR Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any LIBOR Rate Loans shall, at Bank's option, convert to Prime Rate Loans in the event that (i) an Event of Default, or event which with the notice or passage of time or both would constitute an Event of Default, shall exist, (ii) this Supplement or the Loan Agreement shall terminate, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to LIBOR Rate Loans, or the aggregate principal amount of existing LIBOR Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceeds the Committed Line. Borrower agrees to pay to Bank, upon demand by Bank (or Bank may, at its option, charge Borrower's loan account) any amounts required to compensate Bank for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of LIBOR Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

         (c) On all Loans, Interest shall be payable by Borrower to Bank monthly in arrears not later than the 1st day of each calendar month at the applicable Interest Rate.

         4. Additional Requirements/Provisions Regarding LIBOR Rate Loans; Etc.

         (a) If for any reason (including voluntary or mandatory prepayment or acceleration), Bank receives all or part of the principal amount of a LIBOR Rate Loan prior to the last day of the Interest Period for such Loan, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such interest Period at the interest rate determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive absent manifest error.

         (b) Borrower shall pay to Bank, upon demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any costs incurred by Bank that Bank determineS are attributable to its making or maintaining of any amount receivable by Bank hereunder in respect of any Loans relating thereto (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to Bank under this Supplement in respect of any Loans (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which such Bank has its principal office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of Bank (including any Loans or any deposits referred to in the definition of "LIBOR Base Rate"); or

                  (iii) imposes any other condition affecting this Supplement (or any of such extensions of credit or liabilities).

Bank will notify Borrower of any event occurring after the date of the Loan Agreement which will entitle Bank to compensation pursuant to this section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for compensation under this
Section 4. Determinations and allocations by Bank for purposes of this Section 4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive absent manifest error.

         (c) Borrower shall pay to Bank, upon the request of Bank, such amount or amounts as shall be sufficient (in the sole good faith opinion of such Bank) to compensate it for any loss, costs or expense incurred by it as a result of any failure by Borrower to borrow a Loan on the date for such borrowing specified in the relevant notice of borrowing hereunder.

         (d) If Bank shall determine that the adoption or implementation of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its applicable lending office) with any respect or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank (a "Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, within 15 days after demand by Bank, Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such reduction. A statement of Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error.

         (e) If at any time Bank, in its sole and absolute discretion, determines that: (i) the amount of the LIBOR Rate Loans for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, or (ii) the LIBOR Rate does not accurately reflect the cost to Bank of lending the LIBOR Rate Loan, then Bank shall promptly give notice thereof to Borrower, and upon the giving of such notice Bank's obligation to make the LIBOR Rate Loans shall terminate, unless Bank and the Borrower agree in writing to a different interest rate Loans shall terminate, unless Bank and the Borrower agree in writing to a different interest rate applicable to LIBOR Rate Loans. If it shall become unlawful for Bank to continue to fund or maintain any Loans, or to perform its obligations hereunder, upon demand by Bank, Borrower shall prepay the Loans in full with accrued interest thereon and all other amounts payable by Borrower hereunder (including, without limitation, any amount payable in connection with such prepayment pursuant to Section 4(a)).